EAGLE GROWTH SHARES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 1, 2003


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2003). To obtain the prospectus, please write to Eagle Growth Shares, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

          Nationwide                                  1-800-749-9933
          Florida                                     1-561-395-2155

The information required by Item 11 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Investment Objective and Principal Strategies". The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2002.


          Table of Contents                                     Page
          -----------------                                     ----

           Investment Objective, Policies and Risks. . . . . .     2
           Options Transactions. . . . . . . . . . . . . . . .     2
           Futures Contracts.  . . . . . . . . . . . . . . . .     4
           Taxation of the Fund . . . . . . . . . . . . . . . .    5
           Investment Limitations . . . . . . . . . . . . . . .    7
           Rights of Ownership  . . . . . . . . . . . . . . . .    8
           Letter of Intent . . . . . . . . . . . . . . . . . .    9
           Right of Accumulation  . . . . . . . . . . . . . . .    9
           Group Discount Privilege . . . . . . . . . . . . . .   10
           Automatic Investment Plan  . . . . . . . . . . . . .   10
           Check Withdrawal Plan  . . . . . . . . . . . . . . .   10
           Tax Sheltered Plans  . . . . . . . . . . . . . . . .   11
           Account Reinstatement Privilege. . . . . . . . . . .   11
           Computation of Net Asset Value . . . . . . . . . . .   11
           Purchase of Shares . . . . . . . . . . . . . . . . .   12
           Redemption and Repurchase of Shares. . . . . . . . .   12
           Management of the Fund . . . . . . . . . . . . . . .   12
             Officers and Directors . . . . . . . . . . . . . .   12
             Brokerage. . . . . . . . . . . . . . . . . . . . .   15
           Information about the Investment Advisor and
             Other Service Providers. . . . . . . . . . . . . .   16
           Underwriter  . . . . . . . . . . . . . . . . . . . .   18
           Independent Certified Public Accountants . . . . . .   18
           Calculation of Performance Data. . . . . . . . . . .   18
           Comparisons and Advertisements . . . . . . . . . . .   19
           Financial Statements . . . . . . . . . . . . . . . .   20

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS
                   -----------------------------------------

While the following are not considered to be principal policies of the Fund, they may be employed as described herein.

The Fund may, from time to time, invest in restricted securities and may be deemed to be a statutory underwriter if it distributes any such restricted securities. Such investments may generally be made at advantageous prices. The Fund may not resell any such securities unless the Federal and any applicable state registration requirements respecting such securities are first satisfied, or an exemption from such registration requirements is available. The restrictions upon the disposition of such securities may adversely affect their marketability and the Fund generally may not be able to dispose of such securities at prices for unrestricted securities of the same class of the same issuer. The Fund will not purchase restricted securities if, immediately after such purchase, more than 10% of the value of the Fund's net assets would be invested in such securities or other assets for which market quotations are not readily available. Ordinarily, the Fund does not expect to have more than 5% of the Fund's total net asset value invested in restricted securities. If the fair value of restricted securities or other assets not having readily available market quotations previously purchased exceeds 10% of the value of the Fund's assets during the period such securities are held, appropriate steps will be taken in the management of the balance of the portfolio to achieve adequate liquidity. Restricted securities are valued at fair value calculated by delegated persons acting in accordance with methods of valuation determined in good faith by the Board of Directors. The Board will review the appropriateness of such methods of valuation at proper intervals. If it becomes necessary to register such securities before resale with the appropriate federal and state authorities, the Fund may have to bear part or all of the expenses of any such registration if an agreement has not been reached with the issuer of the securities to bear part or all of these costs.

The Fund may also invest in fixed income securities, including securities convertible into common stocks, where such investments appear to offer opportunities for capital appreciation. When the Fund invests in fixed income securities for this reason, the Fund may purchase such securities which are rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation. These fixed income debt securities are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), believes that the terms of such securities and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of fixed income securities generally fluctuate inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically, the Fund has not invested more than 5% of its assets in foreign securities. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests.


                              OPTIONS TRANSACTIONS
                              --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short-term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account which will be "marked to market," cash or liquid assets in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities the Fund will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account containing cash or liquid assets, in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account containing cash or liquid assets, in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).


                             TAXATION OF THE FUND
                             --------------------


The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

       [BULLET] 98% of its taxable ordinary income earned during the calendar year;

       [BULLET] 98% of its capital gain net income earned during the twelve month period ending November 30; and

       [BULLET] 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

        [BULLET] In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

        [BULLET] You sell some or all of your original shares within 90 days of their purchase, and

        [BULLET] You reinvest the sales proceeds in the Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because some of the income of the Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

As stated above, the Fund may invest in securities such as puts, calls, futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is Treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.


                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following restrictions which are designed to reduce certain risks inherent in securities investment and which may be changed with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund will not:

     Borrow money, except from banks for emergency purposes, and then not in excess of 5% of the value of its total assets;

     Invest more than 25% of the value of its assets in companies in any one industry;

     Purchase securities on margin;

     Make any purchase resulting in more than 5% of the value of its assets being invested in the securities of any one company, except U.S. Government securities;

     Purchase more than 10% of any class of securities of any company. For this purpose, all debt securities of an issuer and all series of non-voting preferred stock of an issuer are each considered as one class of securities;

     Purchase commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts and options thereon;

     Purchase interests in real estate, except as may be represented by securities for which there is an established market;

     Purchase securities of another open-end investment company, except in connection with a plan of merger, consolidation, or acquisition of assets. It may, however, purchase shares of closed-end investment companies where such purchase is in the open market and no commission or profit to a sponsor or dealer results other than a customary broker's commission. The advisory fee of the Fund will not be reduced for any assets invested in shares of closed-end investment companies;

     Make short sales of securities. The Fund does not consider the sale of uncovered call options or financial futures contracts to be short sales;

     Make loans, except through the purchase of debt securities of a type commonly held by institutional investors;

     Issue senior securities, except the Fund may buy and sell options; or

     Act as an underwriter of the securities of any other issuer, except the Fund may invest not more than 10% of the value of its net assets at the time the investment is made in securities which are not readily marketable because registration under the federal securities laws would be required ("restricted securities").


Changes in the following policies are not subject to shareholder approval.

     The Fund will not purchase securities for which a bona fide market does not exist (including, but not limited to, "restricted" foreign securities not listed on a recognized domestic or foreign securities exchange, and other illiquid securities) if immediately after such purchase, more than 10% of the Fund's net assets will be invested in such securities.

     The Fund may invest in repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.


                              RIGHTS OF OWNERSHIP
                              -------------------

Each share of common stock of the Fund has an equal interest in the Fund's assets, net investment income, and any net capital gains. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the holder. They may be sold only for cash or in connection with mergers, stock distributions and similar transactions. The shares have no conversion, pre-emptive or other subscription rights.

Shareholders having questions about the Fund or their accounts may contact the Fund at the address or telephone number shown on the cover page of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                               LETTER OF INTENT
                               ----------------

An investor can qualify for a reduced sales charge as set forth in the prospectus by signing a non-binding Letter of Intent stating his intention to invest at least $10,000 during a 13 month period. The Letter of Intent is applicable to the aggregate amount of purchases of shares of the Fund and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account, as well as Employee Benefit Plans qualified under Section 401 of the Code, and organizations exempt from taxation under Sections 501(c)(3) or
(13) of the Code. The Letter must be filed within 90 days after the first purchase to be included under it. The value of shares of the Fund and/or Philadelphia Fund Inc., previously purchased, including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, will be included as a credit toward completion of the Letter of Intent to the extent that such shares are held during the 13 month period of the Letter of Intent when the investor so requests. The amount to be credited will be equal to the offering price of the shares held on the date of the first purchase under the Letter of Intent. The initial purchase under a Letter of Intent must be in an amount of at least $1,000 and subsequent purchases not less than $500.

Five percent of the total dollar amount specified in the Letter of Intent is held in escrow by U.S Bank, N.A. in shares. Any dividends or capital gains distributions on the escrowed shares are credited to the shareholder. Upon completion of the total dollar amount specified in the Letter of Intent, the escrowed shares are released. If total purchases under the Letter of Intent are less than the amount specified therein, the shareholder is required to remit to the Fund's underwriter an amount equal to the difference between the dollar amount of sales charges actually paid and the amount which would have been paid if the total purchases made under the Letter were made at one time. If the shareholder does not pay such difference within twenty days after having received written request from the Fund's underwriter, the custodian is authorized to redeem so many of the escrowed shares to realize such difference and release any remaining full shares and cash for any fractional shares to the shareholder. There is no obligation upon the investor to purchase or the Fund to sell the full indicated amount.


                            RIGHT OF ACCUMULATION
                            ---------------------

The reducing scale of sales charges set forth in the prospectus also applies to subsequent purchases of the Fund's shares by an individual; an individual, his spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or Philadelphia Fund, Inc., including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, is $10,000 or more. For example, a stockholder who owns shares of the Fund and/or Philadelphia Fund, Inc. that originally cost him $5,000 on which he paid an 8.50% sales charge may subsequently purchase an additional $5,000 of the Fund's shares at a sales charge of 7.75% of such subsequent purchase or an additional $20,000 of the Fund's shares at a sales charge of 6.25%. To determine eligibility, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter, or the custodian (if the payment is being made by the investor directly to the custodian), must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. The reduced sales charges described under "Purchase of Shares" in the prospectus will be applicable to subsequent purchases by an Employee Benefit Plan qualified under Section 401 of the Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Code.

                           GROUP DISCOUNT PRIVILEGE
                           ------------------------

Any purchaser, including his spouse and children under the age of 21, who is a member of a qualified group, such as a trade association, church group, union, social or fraternal organization, who wishes to have the advantage of an individually lower sales charge through either a Letter of Intent or a Right of Accumulation, may do so if he, in conjunction with other members of that group, wishes to purchase shares of the Fund so that the entire purchases by the group will afford a lower sales charge to each individual participant. Group purchases must be made through a common remitter. The Fund will send the common remitter, at or before the completion of each purchase of shares for group members, written notice of receipt of the total amount received by the Fund on the group's behalf. Also, if in a current calendar quarter, a payment is not received by the Fund on behalf of a group member on whose behalf a purchase was made in the preceding calendar quarter, the Fund will send the investor written notice that a current payment has not been received on his behalf. Further, if the Fund does not receive a payment from the common remitter on behalf of the group within ten days on the date specified for delivery of the payment, the Fund will send each group member a written confirmation of his next three succeeding investments promptly after they are made.


                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the public offering price on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter.

Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46204-6110.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. This privilege may be exercised by a written request to Unified Fund Services, Inc., specifying the amount of the check to be received each month (or each quarter, as desired). With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses incurred in connection with this privilege are paid by the Fund. This Plan, upon written notice to the custodian, may be terminated at any time without penalty. Any subsequent investments in this Plan must be $1,000 or more. However, making additional purchases while the Plan is in effect may be inadvisable due to sales charges and tax liabilities.

                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax deductible investments in the Fund on behalf of each participant up to the lesser of 25% of each participant's earned income (or compensation), or $40,000. The Money Purchase Pension Plan permits an employer to make tax deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000. If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans in the aggregate may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits annual tax deductible investments in the Fund up to $3,000 per year by certain taxpayers. All taxpayers may make nondeductible IRA contributions up to $3,000 whether or not they are eligible for a deductible contribution. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits nondeductible investments in the Fund by certain taxpayers up to $3,000 per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An annual limit of $3,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $3,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

Specialized IRA accounts (SIMPLE IRAs and SEP-IRAs), Coverdell Education Savings Accounts and 403(b)(7) Custodial Accounts also are available for Fund investments.

Forms to establish an IRA, a Coverdell Education Savings Account, a 403(b)(7) Custodial Account, or a Profit Sharing/Money Purchase Pension Plan are available from Baxter Financial Corporation or your investment dealer.


                        ACCOUNT REINSTATEMENT PRIVILEGE
                        -------------------------------

A stockholder may, after he has liquidated any of his shares in the Fund following written request to the Fund, reinstate his account without payment of any additional sales charge, at the net asset value next calculated after receipt of the reinstatement request, provided that he meets the qualifications listed below. The Account Reinstatement Privilege may be exercised only once, except with respect to shares held under an Eagle Growth Shares Investing Program, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.


                        COMPUTATION OF NET ASSET VALUE
                        ------------------------------

The Fund's net asset value per share is the value of the Fund's securities investments plus cash and other assets minus its liabilities divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange or the Nasdaq National Market(r) ("Nasdaq") are valued at the closing sales price on the market on which they are principally traded. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid prices. Other assets (including restricted securities) and securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which no quotations are available, including restricted securities, will be reviewed at appropriate intervals by the Board. Initial valuations of such assets will be made in good faith by the Board of Directors.

                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the offering price and net asset value at the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is closed.


                      REDEMPTION AND REPURCHASE OF SHARES
                      -----------------------------------

Payment for shares redeemed may be postponed, or the right of redemption may be suspended, for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or periods during which, by rule of the Securities and Exchange Commission (the "Commission"), trading on the New York Stock Exchange is deemed restricted; for any period during which an emergency as determined by order of the Commission exists as a result of which, disposal by the Fund of securities owned by it is not reasonably practicable; it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.

The Fund has reserved the right to redeem Fund shares in kind, rather than in cash, should this be necessary. However, by filing an appropriate election under Rule 18f-1 pursuant to the 1940 Act, the Fund has obligated itself upon a request for redemption to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund in compliance with a request for redemption by any one shareholder during any 90 day period.


                            MANAGEMENT OF THE FUND
                            ----------------------

OFFICERS AND DIRECTORS
----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies of the Fund and, under Maryland law, is responsible for overseeing the management of the Fund.

Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with the Fund's underwriter. From time to time, the Fund may offer its shares at net asset value to certain classes of potential investors which have been identified by management and ratified by the Board of Directors. Prior to such offering, the Fund, in compliance with applicable federal securities laws, will supplement or revise the prospectus to identify the class.

Each Director who is not an "interested person" (as defined in Section 2(a)
(19) of the 1940 Act, as amended (the "Independent Directors"))  is a member of the Fund's Audit Committee. The Audit Committee's functions include: (a) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (b) overseeing the quality and objectivity of the Fund's financial statements and the independent audits
thereof; and (c)	acting as a liaison between the Fund's independent public
accountants and the full Board. During the fiscal year ended November 30, 2002, the Audit Committee met two times.

The Board has a nominating committee, consisting of all of the Independent Directors. The committee's primary functions are to identify and evaluate potential new independent director candidates. The nominating committee did not meet during the fiscal year ended 11/30/02. The committee will not consider nominees recommended by shareholders.

The names, addresses, ages, lengths of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of prior business experience is included in order to present shareholders with a better awareness of the Directors' business experience. All officers and Directors hold identical positions with Philadelphia Fund, Inc., another registered investment company, and with the Fund. Each Director who is an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and Directors of the Fund, aggregately, own 5.1% of the outstanding securities of the Fund. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Independent Directors
---------------------

Thomas J. Flaherty, Director (Since 1989)                          Age:(78)
                    Audit Committee Member (Since 2001)


Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.



Kenneth W. McArthur, Director (Since 1987),                        Age:(67)
                     Audit Committee Chairman (Since 2001)


Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Director, Fahnestock Viner Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).



Robert L. Meyer, Director (Since 1989)                             Age:(62)
                 Audit Committee Member (Since 2001)


President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.



Donald P. Parson, Director (Since 1987),                           Age:(61)
                  Audit Committee Member (Since 2001)


Counsel, Satterlee Stephens Burke & Burke LLP; Director, Home Diagnostics, Inc. (medical device company); Chairman of the Board, Syracuse University College of Law; formerly, Partner, Parson & Brown, Attorneys at Law; formerly, Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorneys at Law.

Interested Persons
------------------

Donald H. Baxter, Director and President (Since 1989)              Age:(59)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe, Vice President, Secretary,                          Age:(60)
                and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Each director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Directors meeting attended. Donald P. Parson, a director of the Fund, is of counsel with the firm Satterlee Stephens Burke & Burke which handles miscellaneous New York litigation for the Fund. In addition, each director receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Directors' meeting attended. Donald
H. Baxter does not receive any annual or meeting fees as a director from either fund. In addition, each independent director receives $50 from the Fund and $450 from Philadelphia Fund for each semi-annual Audit Committee meeting attended.


_______________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/02|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Philadelphia|
|Director's Name                  |    in the Fund      |      Fund, Inc.     |
|---------------------------------|-------------------------------------------|
|Thomas J. Flaherty               |  $50,001 - $100,000 |    over $100,000    |
|---------------------------------|---------------------|---------------------|
|James Keogh*                     |  $50,001 - $100,000 |    over $100,000    |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |     None            |     $1 - $10,000    |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |  $50,001 - $100,000 |    over $100,000    |
|---------------------------------|-------------------------------------------|


_______________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/02|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Philadelphia|
|Director's Name                  |    in the Fund      |      Fund, Inc.     |
|_________________________________|_____________________|_____________________|
|                                 |                     |                     |
|Donald H. Baxter                 |        None         |        None         |
|________________________________ |_____________________|_____________________|

 ______________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/02                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Philadelphia |
|Name, Position             From Fund     Expenses   Retirement  Fund, Inc.   |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $200                               $6,800     |
|-----------------------------------------------------------------------------|
|James Keogh*, Director         $200                               $6,800     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $200                               $6,800     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $150                               $5,600     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $200                               $6,800     |
|-----------------------------------------------------------------------------|

* Effective January 2, 2003, Mr. Keogh resigned his position as a director of the fund.

The Fund and Baxter Financial Corporation, the Fund's investment adviser and principal underwriter, have adopted codes of ethics under rule 17j-1 of the 1940 Act. Those codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest.


BROKERAGE
---------

Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates. Mr. Baxter seeks to assure himself that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission levels received, and applies his knowledge regarding the general levels of commissions prevailing from time to time. Mr. Baxter also considers the value of research services provided to the Fund by brokers. Mr. Baxter is authorized to permit the payment of commissions in excess of those which may have been charged by another broker if he has determined, in good faith, that the amount of such commission is reasonable in relation to the brokerage or research services provided by the broker acting for the Fund. During the fiscal year ended November 30, 2002, the Fund did not pay any brokerage commissions to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from securities firms, electronic quotation services, and on-line electronic analysis software, enables Baxter Financial Corporation to supplement its own research and analysis activities by making available the views of other securities firms and is a factor considered in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Philadelphia Fund, Inc., and manages various private institutional and individual investment accounts as well. Receipt of research information by Baxter Financial Corporation may also be of benefit to Philadelphia Fund, Inc. and these other private accounts.

During the fiscal years ended November 30, 2002, 2001, and 2000, the Fund paid total brokerage commissions of $31,530, $26,420, and $19,756, respectively. The increased level of commissions incurred by the Fund in 2001 and 2002 was due to the aggressive exploitation of opportunities created by declining markets which caused the Fund to be more heavily invested in equities.

On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


     INFORMATION ABOUT THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
     ---------------------------------------------------------------------

The current Investment Advisory Agreement between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The agreement requires Baxter Financial Corporation to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets. As compensation for the rendering of advisory services, the Advisor receives an annual fee, payable monthly, equal to .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent of net assets in excess of $400,000,000. The fee is based on the month-end net asset value of the Fund, and is payable monthly at 1/12th of the annual fee rate.

During the fiscal years ended November 30, 2002, 2001, and 2000, the Fund paid investment advisory fees to Baxter Financial Corporation totaling $26,551, $25,665, and $21,007, respectively.

When making its decision to renew the advisory contract with Baxter Financial Corporation, the Board considered all of the material in the "Agreement Review Material Book", which each Director received prior to the Board meeting specifically called to consider the renewal of the advisory agreement, including performance statistics, index comparisons, expense comparisons and turnover ratios. The Board compared the Fund's performance versus the Russell 1000 Index, Russell 2000 Index, Russell 3000 Index and the Wilshire 5000 Index The Board also compared the Fund's performance with the average rating, risk and return of other funds with a growth and income objective listed in the Morningstar Large Value Category.

The Board also compared the Fund's performance with the average rating, risk and return of. In addition, the Board compared the Fund's management related and total expense ratios against funds with total net assets under $10 million in Lipper's Growth Category. The Board compared the Fund's management related, non-management related, and total expense ratios against funds with other funds under $10 million in total net assets with a growth objective listed in the Morningstar Mid Cap Blend Category. The board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for the board meeting held annually to specifically consider the advisory agreement renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by Baxter Financial Corp. (the Fund's advisor and administrator), Unified Fund Services (the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board has also received periodic reports relating to compliance with the Fund's investment policies, investment restrictions and various regulatory issues.

The Board also considered:

      the nature and quality of the services provided to the Fund's shareholders;

      the profitability of the Fund to Baxter Financial Corporation;

      that the Fund realizes economies of scale as it grows larger and the breakpoints included in the advisory contracts that allow shareholders to participate in the resulting benefits;

      comparative fee structures;

      any "fall-out" benefits, including administrative fees received by Baxter Financial under a separate contract accruing to the advisor as a result of managing the Fund; and

      the expertise of the independent directors of the investment company, whether they are fully informed about all facts bearing on the adviser's fee, and the extent of care and conscientiousness with which they perform their duties.

In considering the material above, the independent directors referred to the memorandum to the Board from its independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the advisory agreement and outlined the Board's responsibilities when renewing the agreement. Based upon their review of all the material presented throughout the year and, together with such other information as they deemed relevant, the independent directors concluded that the continuance of the advisory agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

      PERFORMANCE
      -----------
      In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the appropriate indexes, as well as the peer group relevant to the Fund, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's asset mix impacted performance, given the market conditions existing over the last year. The Board indicated its satisfaction with the Fund's returns relative to the indexes and peer group presented.

      EXPENSES
      --------
      In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses compared with the averages within the peer group. Also considered were the benefits to Baxter Financial Corporation for providing various other functions, such as administration and distribution, to the Fund under separate agreements with the Advisor. The Board determined that the management related fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services.

      QUALITY OF SERVICES
      -------------------
      In considering the scope and quality of investment management services, consideration was given to Mr. Baxter's qualifications. Also, the Board considered how Baxter Financial has performed in the research and management process, and the Advisor's record of compliance with Fund investment policies and restrictions, as well as the code of ethics that governs personal securities trading by Fund management. Consideration was also given to the scope and quality of various other functions to the Fund under separate agreements, such as administration and distribution, and how well Baxter Financial performed the management of custodian, transfer agent, fund accountant and shareholder relationships. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund.

      MANAGER'S PRIFITABILITY
      -----------------------
      The independent directors considered the Baxter Financial's level of profitability in providing management and other services to the Fund, Eagle Growth Shares, Inc., and private clients. In doing so, the directors reviewed Baxter Financial's 2002 financial statements. The board also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services.

The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel. The fee payable to Baxter Financial Corporation under the Administration Agreement is at the annual rate of .25 percent of the net assets of the Fund, calculated and payable monthly, at 1/12th the annual rate.

During the fiscal years ended November 30, 2002, 2001, and 2000, the Fund paid administrative fees to Baxter Financial Corporation totaling $8,850, $8,555, and $7,002, respectively.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

U.S. Bank, N.A. acts as the Fund's custodian. Unified Fund Services,
Inc. acts as transfer agent and dividend disbursing agent, and also provides the Fund with certain accounting services.


                                 UNDERWRITER
                                 -----------

Baxter Financial Corporation serves as the principal underwriter of the Fund's shares, which are offered on a continuous and "best efforts" basis.

During the last three fiscal years of the Fund, Baxter Financial Corporation retained total underwriting and dealer commissions of $2,090, $1,048, and $609, in 2002, 2001, and 2000, respectively, after allowing $1,280, $604, and $108, respectively, to dealers who sold Fund shares in each of these years.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
                   ----------------------------------------

Briggs, Bunting & Dougherty, LLP, Philadelphia PA, serve as the independent certified public accountant of the Fund. As such, that firm conducts an audit of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.


                        CALCULATION OF PERFORMANCE DATA
                        -------------------------------

Following are quotations of the annualized total returns for the one, five, and ten year periods ended November 30, 2002 using the standardized method of calculation pursuant to SEC guidelines:

                         Average Annual Total Returns
                         ----------------------------

                     One-Year..................... -14.14%
                     Five-Year....................   1.78%
                     Ten-Year.....................   3.69%

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As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period, less any recurring fees charged to a shareholder account. The results are annualized and presented accordingly. The calculation assumes that the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes that the account was completely redeemed at the end of each one, five, and ten year period, as well as the deduction of all applicable charges and fees.

The SEC guidelines provide that "average annual total return" be computed according to the following formula:

                                        n
                               P (1 + T)  = ERV
Where:

          P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeeming value of a hypothetical
                    $1,000 payment made at the beginning of 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods or fractional portions thereof.

Non-standardized performance figures may also be presented in connection with Fund advertisements. Performance figures calculated in this manner may exclude charges which might otherwise reduce return figures, including, for example, the sales load or Fund operating expenses, or such figures may reflect Fund performance over periods of time other than the 1, 5, and 10 year periods. Non-standardized total return figures, when furnished, shall be accompanied by standardized total return figures which shall reflect Fund performance over the following time periods: (1) one-year to date and May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities pertaining to the Fund, or (2) 1, 5, and 10 year periods as of the most recent fiscal year end of the Fund. However, notwithstanding the foregoing, standardized total return figures for 1, 5, and 10 year periods shall always be presented in the Fund's Statement of Additional Information.


                        COMPARISONS AND ADVERTISEMENTS
                        ------------------------------

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, Fund advertisements may discuss total return as reported by various financial publications, or advertisements may also compare total return to total return as reported by other investments, indices, and averages. Without limitation, the following publications, indices, and averages may be used:

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index presently composed of 30 industrial corporation stocks (Dow Jones Industrial Average), 15 utility company stocks, and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index presently composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     (d) Lipper -- Mutual Fund Performance Analysis and Lipper Mutual Fund Indices --measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     (e) Financial publications, including Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, and Barron's, which rate fund performance over various time periods.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2002, including the Portfolio of Investments, Statement of Assets and Liabilities, Sample Price Computation, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report, as set forth in the Fund's Annual Report to Stockholders for the fiscal year ended November 30, 2002, are incorporated herein by reference.


                                       20
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